Exhibit 10.2

NINTH AMENDMENT TO NOTE AND

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT (“Ninth Amendment”) made this 8th day of January, 2009 by and among Allin Corporation, successor by name change to Allin Communications Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Network Products, Inc., successor by name change to Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, CodeLab Technology Group, Inc., a Delaware corporation, Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation, all with a current mailing address of c/o Allin Corporation, 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, Pennsylvania 15220-2751 (collectively, the “Borrower”)

A N D

S & T BANK, having its office at 800 Philadelphia Street, Box 190, Indiana, Pennsylvania 15701, (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Allin Communications Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Digital Imaging Corp., a Delaware corporation, Kent Consulting Group, Inc., a California corporation, Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, and KCS Computer Services, Inc., a Pennsylvania corporation (the “Original Borrower”) executed and delivered to Bank a Revolving Credit Note dated October 1, 1998 (the “Note”) in the original principal amount of Five Million Dollars ($5,000,000.00), (the “Loan”) representing sums advanced or to be advanced pursuant to a Loan and Security Agreement between the Original Borrower and the Bank dated October 1, 1998, as such Loan and Security Agreement may be amended, modified or supplemented from time to time (the “Loan Agreement”).

WHEREAS, such Note and Loan Agreement were modified by an Amendment to Note and Loan and Security Agreement, dated March 25, 1999 (the “First Amendment”), by a Second Amendment to Note and Loan Security Agreement, dated September 30, 1999 (the “Second Amendment”), by a Third Amendment to Note and Loan Security Agreement, dated September 28, 2001 (the “Third Amendment”), by a Fourth Amendment to Note and Loan Security Agreement, dated September 26, 2005 (the “Fourth

Amendment”), by a Fifth Amendment to Note and Loan Security Agreement, dated September 26, 2005 (the “Fifth Amendment”), by a Sixth Amendment to Note and Loan Security Agreement, dated September 6, 2006 (the “Sixth Amendment”), by a Seventh Amendment to Note and Loan Security Agreement, dated June 28, 2007 (the “Seventh Amendment”), and by an Eighth Amendment to Note and Loan and Security Agreement dated May 16, 2008 (the “Eighth Amendment”) (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and this Ninth Amendment are collectively referred to herein as the “Amendments”);

WHEREAS, the parties hereto desire to amend the Note, the Loan Agreement, and all other documents executed in connection with the Loan (the “Loan Documents”) to inter alia, reduce the Loan Amount and to remove Allin Consulting of Pennsylvania, Inc., successor by name change to KCS Computer Services, Inc., a Pennsylvania corporation and Allin Corporation of California d/b/a Allin Consulting, successor by name change to Kent Consulting Group, Inc., a California corporation as Borrower and add Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation as Borrower.

NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein and made a part hereof, as and for the agreement of the parties.

AMENDMENTS

2. Allin Corporation of California, a California corporation and Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation are hereby deleted as Borrower and released from liability and obligation under the Note, Loan Agreement and the other Loan Documents. Bank’s security interest in that certain portion of the Collateral, as defined in the Loan Agreement, which is owned exclusively by Allin Corporation of California, a California corporation (the “Allin California Collateral”) and Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation (the “Allin Pennsylvania Collateral”) and which shall be transferred to Dell Inc. or an affiliate of Dell, Inc. in connection with the Stock Purchase Agreement, is hereby released and terminated.

3. Allin Investment-Delaware, Inc., a Delaware corporation, and Allin Investment-Cal, Inc., a Delaware corporation, are hereby added as Borrower and each of them hereby agree to be bound by all of the terms, conditions, duties and obligations of the Note, Loan Agreement and the other Loan Documents as if they were a party to such documents at the time they were originally executed. All references in the Loan Documents to the Borrower shall hereafter be deemed to refer to Borrower as comprised of Allin Corporation, successor by name change to Allin Communications Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Network Products, Inc., successor by name change to Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, CodeLab Technology Group, Inc., a Delaware corporation, Allin Investment-Delaware, Inc., a Delaware corporation, and Allin Investment-Cal, Inc., a Delaware corporation.

4. Paragraph 1.2(a) of the Loan Agreement is deleted in its entirety, and in lieu thereof, the following provision is inserted:

(a) Borrowing Base Calculation. The maximum borrowing availability under this Agreement applicable to the Revolving Credit Loans shall be equal on any day during the term of this Agreement to the lesser of (i) Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), or (ii) eighty percent (80%) of the aggregate gross amount of Qualified Accounts (the lesser of the amounts described in clauses (i) and (ii) of this sentence is sometimes referred to in this Agreement as the “Borrowing Base”).

5. Notwithstanding any contrary provision contained in the Note, Loan Agreement or in any other Loan Document, the maximum principal amount of the Loan is hereby decreased from Five Million and 00/100 Dollars ($5,000,000.00) to Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), and all references contained in the Note, Loan Agreement or any other Loan Document to the loan amount are hereby modified and amended to read Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) which sums Borrower promises to repay to the order of Bank in accordance with the terms of the Note.

6. Following execution of this Ninth Amendment, Bank agrees that it shall, within a reasonable period of time, file UCC Financing Statement Amendments with the Secretary of State of the State of California and with the Department of State of the Commonwealth of Pennsylvania, as applicable, to release the Allin California Collateral and the Allin Pennsylvania Collateral, respectively. In addition, financing statements shall be filed with the State of Delaware perfecting Bank’s security interest against Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation.

7. Following the execution of the Ninth Amendment, and in any event, no later than January 12, 2009, Borrower shall make a payment in the amount of $1,314,695.00. This payment shall be applied first to interest at the Applicable Interest Rate, then to other charges due hereunder or under any other Loan Documents, and lastly to reduction of the principal balance of the Loan.

8. The execution of this Ninth Amendment to Note and Loan and Security Agreement shall be deemed the execution of a Note in the amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) upon the terms and provisions contained in the Note executed by Borrower in favor of Bank, dated October 1, 1998, as modified by the Amendments, and shall serve as additional evidence of Borrower’s liability, promise and undertaking, to repay the outstanding principal sum of up to Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) to Bank in accordance with the terms, covenants, provisions and conditions contained in the Note, the Loan and Security Agreement and the other Loan Documents, and as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.

9. Anything contained herein to the contrary notwithstanding, this Ninth Amendment to Note and Loan and Security Agreement will not forfeit the precedence or prior in time lien or priority of the financing statements or any other security held by the Bank, its successors and assigns, on the Collateral as defined in the Loan Agreement.

10. THE BORROWER AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE LOAN AGREEMENT, UNDER THE REVOLVING CREDIT NOTE OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER AS OF ANY TERM IN FAVOR OF THE BANK OR ANY HOLDER OF THE REVOLVING CREDIT NOTE, FOR ALL SUMS DUE AND UNPAID UNDER THE REVOLVING CREDIT NOTE, WHETHER BY ACCELERATION OR NOT, WITH OR WITHOUT DECLARATION, WITH COST OF SUIT, RELEASE OF ALL ERRORS, WITHOUT STAY OF EXECUTION AND WITH FIVE PERCENT (5.0%) ADDED COLLECTION FEE. THE BORROWER ALSO WAIVES THE RIGHT OF INQUISITION OF ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER THE WRIT OF EXECUTION ON SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION, AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR ENACTED IN THE FUTURE. IF A COPY OF THE REVOLVING CREDIT NOTE, VERIFIED BY AFFIDAVIT OF THE BANK OR ANY SUCH HOLDER OF THE REVOLVING CREDIT NOTE OR SOMEONE AUTHORIZED TO ACT ON THE BEHALF OF THE BANK OR ANY SUCH HOLDER, HAS BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL REVOLVING CREDIT NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER WILL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE OF THE AUTHORIZED POWER, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER DEEMS NECESSARY OR DESIRABLE; AND THIS INSTRUMENT WILL BE A SUFFICIENT WARRANT.

COVENANTS, REPRESENTATIONS AND WARRANTIES

11. The Borrower confirms and agrees that the terms:

“Loan Document” and “Loan Documents” as defined in the Loan Agreement each include within their respective meanings this Amendment and all other documents and instruments executed or to be executed by the Borrower in connection with the Ninth Amendment, which are collectively referred to herein as the “Ninth Amendment Documents.”

12. The Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Loan Agreement and the other Loan Documents and agrees that it continues to be bound by the terms and conditions thereof as amended by the Amendments; and the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Loan Agreement and the Amendments shall be construed as complementing each other and as augmenting and not restricting the Bank’s rights, and, except as specifically amended by the Amendments, the Loan Agreement shall remain in full force and effect in accordance with its terms.

13. Except to the extent the Allin California Collateral and the Allin Pennsylvania Collateral is released in paragraph 2 hereof, the Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to Bank pursuant to the Loan Agreement and the Loan Documents, as defined in the Loan Agreement, and such liens and security interest shall continue to secure the indebtedness and obligations of the Borrower to the Bank under the Loan Agreement, the Note and the other Loan Documents.

14. The Borrower represents and warrants to the Bank that:

(a) This Ninth Amendment and the other Ninth Amendment Documents have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms;

(b) The execution and delivery of this Ninth Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof and the Ninth Amendment Documents, do not violate or conflict with the organizational documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower;

(c) The representations and warranties set forth within the Loan Agreement continue to be true and correct in all material respects as of the date of this Ninth Amendment except those changes resulting from the passage of time; and

(d) No material adverse change has occurred in the business, operations, consolidated financial condition or prospects of the Borrower since the date of the most recent annual financial statement delivered to the Bank and no Event of Default or condition, which, with the passage of time, the giving of notice or both, could become an Event of Default (a “Potential Default”) has occurred and is continuing.

15. The Borrower agrees to pay the fees and expenses of counsel of the Bank in preparing and closing this Ninth Amendment and the Ninth Amendment Documents.

16. The Borrower shall execute or cause to be executed and delivered to Bank all other documents, instruments and agreements deemed necessary or appropriate by Bank in connection herewith.

CONDITIONS PRECEDENT

17. This Ninth Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

(a) No Event of Default or Potential Default shall have occurred and be continuing on the date of this Ninth Amendment.

(b) The representations and warranties set forth within the Loan Agreement shall continue to be true and correct in all material respects as of the date of this Ninth Amendment except those changes resulting from the passage of time only.

(c) Except to the extent disclosed to the Bank in writing, no material adverse change shall have occurred in the business, operations, financial condition or prospects of the Borrower since the date of the last audited financial statements delivered to the Bank.

(d) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Bank such other documents, instruments and certificates required by the Bank in connection with the transactions contemplated by this Ninth Amendment, including, without limitation, a fully executed, true and correct copy of the Stock Purchase Agreement for the sale of all of the issued and outstanding capital stock of Allin Consulting of Pennsylvania, Inc., successor by name change to KCS Computer Services, Inc., a Pennsylvania corporation and Allin Corporation of California d/b/a Allin Consulting, successor by name change to Kent Consulting Group, Inc., a California corporation to Dell, Inc. or an affiliate of Dell, Inc.

18. Except to the extent the Allin California Collateral and the Allin Pennsylvania Collateral is released in paragraph 2 hereof, the Bank shall continue to have a first priority lien on and security interest in the Collateral, previously granted to Bank.

19. All legal details and proceedings in connection with the transactions contemplated in this Ninth Amendment shall be satisfactory to counsel for the Bank and the Bank shall have received all such originals or copies of such documents as the Bank may request.

MISCELLANEOUS

20. This Ninth Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

21. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This Ninth Amendment amends the Loan Agreement and is not a novation thereof.

22. The term “Borrower” shall mean the Borrower and each entity comprising the Borrower and their respective successors and assigns, and all of their obligations and liabilities hereunder shall be joint and several.

23. This Ninth Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Bank. The Borrower may not assign this Ninth Amendment, the Loan Documents, or the Loan or any of its rights or obligations hereunder without the prior written consent of the Bank.

24. This Ninth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

WITNESS/ATTEST:	BANK:

S&T BANK

/s/ Shari Brown	By:	/s./ Kenneth Parsons
Kenneth Parsons, Senior Vice President

WITNESS/ATTEST:	BORROWER:
ALLIN CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INTERACTIVE CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN NETWORK PRODUCTS, INC., a California corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN HOLDINGS CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

WITNESS/ATTEST:	CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INVESTMENT – DELAWARE, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INVESTMENT – CAL, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF INDIANA	)

ON THIS, the 8th day of January, 2009, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Kenneth Parsons, who acknowledged himself to be the Senior Vice President of S&T Bank, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT for the purposes therein contained by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Margaret D. Taiani
Notary Public

MY COMMISSION EXPIRES: July 27, 2009

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN CORPORATION, for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INTERACTIVE CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN INTERACTIVE CORPORATION, for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN NETWORK PRODUCTS, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN NETWORK PRODUCTS, INC., for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN HOLDINGS CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN HOLDINGS CORPORATION, for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer _.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of CODELAB TECHNOLOGY GROUP, INC., for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INVESTMENT-DELAWARE, INC., A DELAWARE CORPORATION and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN INVESTMENT-DELAWARE, INC., A DELAWARE CORPORATION, for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INVESTMENT-CAL, INC., A DELAWARE CORPORATION and that he as such officer, being authorized to do so, executed the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN INVESTMENT-CAL, INC., A DELAWARE CORPORATION, for the purposes set forth in the foregoing NINTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010